Inventories	6 Months Ended
Mar. 31, 2026
Disclosure Of Inventories [Abstract]
Inventories

9. INVENTORIES

	March 31, 2026	September 30, 2025
Raw materials	75,498	71,951
Work in progress	83,386	64,525
Finished goods	685,822	567,941
Inventories	844,706	704,417

During the three and six months ended March 31, 2026, inventories of €197.3 million and €293.3 million, respectively, were recognized in Cost of sales. During the three and six months ended March 31, 2025, €163.2 million and €231.2 million, respectively, were recognized in Cost of sales.

As part of the Cost of sales, write-downs of inventories during the six months ended March 31, 2026 amounted to €4.7 million. During the three months ended March 31, 2026, €1.7 million of write-downs were reversed as the Company was able to sell its older inventories. During the three and six months ended March 31, 2025, write-downs of inventories amounted to €5.8 million and €8.8 million, respectively.